UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 5, 2020

_____________________

VERSO CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34056	75-3217389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

8540 Gander Creek Drive

Miamisburg, Ohio 45342

(Address, including zip code, of principal executive offices)

(877) 855-7243

(Registrants’ telephone number, including area code)

_______________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	VRS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02        Results of Operations and Financial Condition.

On August 6, 2020, Verso Corporation (“Verso”) issued a press release announcing its financial results for the second quarter ended June 30, 2020, and the declaration of a quarterly cash dividend of $0.10 per share of Verso’s Class A Common Stock (“Common Stock”) and the declaration of a special cash dividend of $3.00 per share of Common Stock. A copy of the press release is included as Exhibit 99.1 to this report.  The press release, including the information contained therein, is furnished pursuant to Item 2.02, is not to be considered “filed” under the Securities Exchange Act of 1934 (“Exchange Act”), as amended, and shall not be incorporated by reference into any of Verso’s previous or future filings under the Securities Act of 1933, as amended (“Securities Act”).

Item 5.07            Submission of Matters to a Vote of Security Holders.

              Verso held its 2020 Annual Meeting of Stockholders (“Annual Meeting”) on August 5, 2020.  At the Annual Meeting, Verso’s stockholders: (1) elected by a majority of votes cast at the Annual Meeting seven persons – Dr. Robert K. Beckler, Marvin Cooper, Sean T. Erwin, Jeffrey E. Kirt, Randy J. Nebel, Adam St. John and Nancy M. Taylor – to serve as directors of Verso until its 2021 Annual Meeting of Stockholders and until their respective successors are elected and qualified; (2) approved, on an advisory basis, the compensation of Verso’s named executive officers as disclosed in the Proxy Statement dated June 29, 2020 (“Proxy Statement”) pursuant to the compensation disclosure rules of the Securities and Exchange Commission; and (3) ratified the appointment of Deloitte & Touche LLP to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2020.  The proposals considered and acted upon by Verso’s stockholders at the Annual Meeting are described in detail in the Proxy Statement.  The tabulations of the stockholders’ votes cast at the Annual Meeting with respect to the proposals are as follows:

Proposal 1: Election of seven persons to serve as directors of Verso until its 2021 Annual Meeting of Stockholders and until their respective successors are elected and qualified:

Nominees	For	Against	Abstain	Broker Non-Votes
Dr. Robert K. Beckler	27,173,271	1,361,246	243,543	2,129,254
Marvin Cooper	27,412,398	1,360,752	4,910	2,129,254
Sean T. Erwin	27,403,534	1,369,616	4,910	2,129,254
Jeffrey E. Kirt	27,212,303	1,560,847	4,910	2,129,254
Randy J. Nebel	27,142,804	1,391,533	243,723	2,129,254
Adam St. John	21,565,860	7,207,290	4,910	2,129,254
Nancy M. Taylor	27,175,373	1,359,014	243,673	2,129,254

Proposal 2: Approval, on an advisory basis, of the compensation of Verso’s named executive officers as disclosed in the Proxy Statement:

For	Against	Abstain	Broker Non-Votes
27,360,678	1,399,682	17,770	2,129,254

Proposal 3: Ratification of the appointment of Deloitte & Touche LLP to serve as Verso’s independent registered public accounting firm for the year ending December 31, 2020.

For	Against	Abstain
30,190,524	716,622	168

Item 7.01.        Regulation FD Disclosure.

Verso has prepared presentation materials (“Investor Presentation”) that management intends to use with its earnings conference call for its second quarter ended June 30, 2020 financial results, to be held at 11:30 a.m. Eastern Daylight Time on August 6, 2020. The Investor Presentation is furnished as Exhibit 99.2 hereto and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.2, is not to be considered “filed” under the Exchange Act and shall not be incorporated by reference into any of Verso’s previous or future filings under the Securities Act

Item 8.01.        Other Events.

On August 6, 2020, Verso announced that it will pay a special cash dividend of $3.00 per share of common stock and a quarterly cash dividend of $0.10 per share of common stock, each with a record date of September 18, 2020 and each to be paid on September 28, 2020.

Item 9.01       Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit
99.1	Press release issued by Verso on August 6, 2020.
99.2	Investor Presentation dated August 6, 2020.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 6, 2020

VERSO CORPORATION

	By:	/s/ Allen J. Campbell
Allen J. Campbell
Senior Vice President and Chief Financial Officer